                                                                   EXHIBIT 10.34
                              AMENDED AND RESTATED
                         EXECUTIVE EMPLOYMENT AGREEMENT

         THIS AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into as of June 13, 2002 by and among Thermadyne Holdings Corporation, a Delaware corporation ("Holdings"), the subsidiaries of Holdings signatory hereto (together with Holdings, the "Employers"), and Karl R. Wyss ("Employee").

                                    RECITALS

         A. Employers commenced voluntary cases under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") on November 19, 2001 (the "Petition Date") in the United States Bankruptcy Court for the Eastern Division of the Eastern District of Missouri (the "Bankruptcy Court").

         B. On March 13, 2002, Employers filed with the Bankruptcy Court a Motion Pursuant to Sections 105(a), 363(b)(1), and 365 of the Bankruptcy Code for an Order Approving the Adoption of a Key Employee Retention Program and the Assumption of Employment Agreements (the "Motion"). On May 13, 2002, Employers filed with the Bankruptcy Court a Supplemental Motion for Order Approving the Adoption of Modified Key Employee Retention Program (the "Supplemental Motion"). On May 28, 2002, Employers filed with the Bankruptcy Court a Joint Stipulation by and between Employers and the Official Creditors' Committee Approving Employers Supplemental Motion for Order Approving Adoption of Modified Key Employee Retention Program, as Amended, was filed (the "Joint Stipulation").

         C. On May 28, 2002, the Bankruptcy Court entered an Order (the "Order") approving the Joint Stipulation.

         D. Certain of Employers and Employee are parties to (i) the Executive Employment Agreement dated January 13, 2001, (ii) the Amendment to Executive Employment Agreement dated May 3, 2001, (iii) the Supplement to Executive Employment Agreement dated August 16, 2001, and (iv) the Second Amendment to Executive Employment Agreement dated November 9, 2001 (collectively, the "Prior Employment Agreements").

         E. Pursuant to Section 365 of the Bankruptcy Code and the Joint Stipulation, Employers desire to assume the Prior Employment Agreements subject to the amendments thereto that were approved by the Bankruptcy Court pursuant to the Order and that are set forth in this Agreement.

         F. This Agreement amends, restates and supercedes the Prior Employment Agreements in their entirety.

         NOW THEREFORE, for and in consideration of the foregoing recitals, and in consideration of the mutual covenants, agreements, understandings, undertakings, representations, warranties and promises hereinafter set forth, and intending to be legally bound thereby, Employers and Employee do hereby covenant and agree as follows:

         SECTION 1. Basic Employment Provisions.

         (a) Employment and Term. Employers hereby employ Employee (hereinafter referred to as the "Employment") as Chairman of the Board, President and Chief Executive Officer of Holdings and Employee agrees to be employed by Employers in such capacities, all on the terms and conditions set forth herein. The Employment shall be for a period (the "Employment Period") that will (i) commence on January 13, 2001 (the "Effective Date") and continue for at least two years thereafter (unless earlier terminated as provided herein) and (ii) renew on each anniversary of the Effective Date for a two-year period, on the same terms and conditions contained herein (unless earlier terminated as provided herein or Employee is timely provided a notice of nonrenewal as provided herein), such that the Employment Period shall extend for a period of two years from the date of each such extension. The Employers must provide Employee with written notice not less than 60 days in advance of the applicable anniversary of the Effective Date in order to avoid renewal of the Employment Period on such anniversary as described above. Notice shall be deemed given on the date it is received by the Employee.

         (b) Duties. Employee shall be subject to the direction and supervision of the Board of Directors of Holdings (the "Board") and, as the Chief Executive Officer, shall have those duties and responsibilities which are assigned to him during the Employment Period by the Board consistent with his positions, provided that the Board shall not assign any greater duties or responsibilities to the Employee than are necessary to the Employee's faithful and adequate supervision of the overall management and business of the Employers. The Board shall not take any action which results in a material diminution of Employee's position, authority, duties or responsibilities as of the date hereof. The parties expressly acknowledge that the Employee shall devote all of his business time and attention to the transaction of the Employer's businesses as is reasonably necessary to discharge his supervisory management responsibilities hereunder. Employee agrees to perform faithfully the duties assigned to him to the best of his ability.

         SECTION 2. Compensation.

         (a) Salary. Employers shall pay to Employee during the Employment Period a salary as basic compensation for the services to be rendered by Employee hereunder. The initial amount of such salary shall be $700,000 per annum. Such salary shall be reviewed no less frequently than annually by the Board and may be increased upon the approval of the Board in its sole discretion. Such salary shall accrue and be payable in accordance with the payroll practices of Employers' subsidiary or subsidiaries in effect from time to time. All such payments shall be subject to deduction and withholding authorized or required by applicable law.

         (b) Annual Bonus. While Employee remains actively employed by the Employers, Employee shall additionally participate in an annual bonus plan providing for an annual bonus opportunity of not less than 100% of Employee's annual salary in accordance with the terms set forth in Employers' Management Incentive Plan.

         (c) Special Bonus. Provided Employee remains actively employed by the Employers, Employee shall be entitled to a one-time special bonus based on appreciation in the equity value of Holdings, conditional upon achievement of the target set forth in Appendix A hereto, and payable in accordance with the terms of such Appendix A.

         (d) Sale Bonus. Provided Employee remains actively employed by the Employers and in the event of the occurrence of certain transactions involving Holdings as described in Appendix B hereto, Employee shall be entitled to a one-time sale payable upon the terms set forth in such Appendix B.

         (e) Enterprise Value Bonus. Provided Employee remains actively employed by the Employers and in the event of the occurrence of certain transactions involving Holdings as described in Appendix C hereto, Employee shall be entitled to a one-time enterprise value bonus payable upon the terms set forth in such Appendix C.

         (f) Benefits. During the Employment Period, Employee shall be entitled to participate in such other employee benefit plans, programs and arrangements as are customarily accorded the executives of Employers, including without limitation, tax qualified profit sharing and retirement plans, group life, hospitalization and other insurance and vacations (but excluding stock option and other stock- or equity-based compensation plans), on a basis no less favorable than as of the date of this Agreement.

         SECTION 3. Termination.

         (a) Death or Disability. Employment of Employee under this Agreement shall terminate automatically upon the death or total disability of Employee. For the purpose of this Agreement, "total disability" shall be deemed to have occurred if Employee shall have been unable to perform the duties of his Employment due to mental or physical incapacity for a period of six (6) consecutive months.

         (b) Cause. The Board may terminate the Employment of Employee under this Agreement for Cause. For the purposes of this Agreement, "Cause" shall be deemed to be (i) dishonesty by Employee that results in personal enrichment at the expense of the Employers or (ii) demonstratively willful repeated violations of Employee's obligations under this Agreement, (iii) commission of an act or acts constituting a felony involving moral turpitude, or (iv) willful insubordination or disregard of any material directive of the Board.

         (c) Without Cause. Any of the Employers, acting alone, may terminate the Employment of Employee under this Agreement without Cause.

         (d) Constructive Termination. Employee may elect to terminate his Employment under this Agreement upon a Constructive Termination Without Cause, as defined below. For purposes of this Agreement, "Constructive Termination Without Cause" shall mean a termination of the Employee's employment at his initiative following the occurrence, without the Employee's prior written consent, of one or more of the following events, if such event has not been cured by the Employers following reasonable notice by Employee of the occurrence thereof:

                  (i) receipt of notice from the Employers that the Employment Period shall not be renewed as described in Section 1 (a) above;

                  (ii) any failure by the Employers to comply with any of the provisions of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith;

                  (iii) any material reduction in any form of compensation, fringe benefit, deferred compensation plan or perquisite applicable to the Employee immediately prior to the date hereof;

                  (iv) a material adverse change in the Employee's titles or positions from those in effect as of the date hereof;

                  (v) any material adverse change in the position to which the Employee reports or the positions that report to the Employee as of the date hereof (reporting relationships);

                  (vi) the assignment to the Employee of any duties materially inconsistent with, and inferior to, the Employee's position (including status, offices, titles and reporting relationships), authority, duties or responsibilities as in effect as of the date hereof, or any other action by the Employers which results in a material diminution in such position, authority, duties or responsibilities excluding an isolated, insubstantial and inadvertent action;

                  (vii) any purported termination by the Employers of the Employee's employment otherwise than as expressly permitted by Section 3(b) of this Agreement; and

                  (viii) any failure by the Employers to comply with and satisfy the provisions of Section 6 hereof, or failure by any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Employers to assume expressly and agree to perform this Agreement in the same manner and to the same extent the Employers would be required to perform it if no such succession had taken place, provided, in either case, that the successor contemplated by Section 6 hereof has received, at least 10 days prior to the giving of notice of constructive termination by the Employee, written notice from the Employers or the Employee of the requirements of the provisions of
         Section 6 or of such failure.

         SECTION 4. Compensation Following Termination.

         (a) Death or Disability. If the Employment Period is terminated pursuant to the provisions of Section 3(a) above, this Agreement shall terminate, and no further compensation shall be payable to Employee except that Employee or Employee's estate, heirs or beneficiaries, as applicable, shall be entitled, in addition to any other benefits to which Employee is or may become entitled under any benefit plan, to receive Employee's then current basic compensation, plus an amount in lieu of bonus, which amount shall be determined as the average bonus received by Employee under Section 2(b) hereof for the appropriate period (prorated for partial portions thereof) for the previous 24 months hereunder and all other benefits to which Employee would otherwise be entitled hereunder during the Employment Period for a period of 24 months from the date the Employment Period terminates.

         (b) Termination for Cause or Voluntary Termination. If the Employment Period is terminated for Cause or voluntarily by the Employee for reasons other than those described in Section 3(a) or 3(d) above, no further compensation or benefits shall be paid to Employee after the date of termination, but Employee shall be entitled to receive benefits to which he is or may become entitled pursuant to any benefit plan.

         (c) Termination Without Cause; Constructive Termination. If the Employment Period is terminated pursuant to Section 3(c) or 3(d) above, Employee shall be entitled to continue to receive from Employers his then current basic compensation hereunder, plus an amount in lieu of bonus, which amount shall be determined as the average annual bonus received by Employee under Section 2(b) hereof for the appropriate period (prorated for partial portions thereof) for the previous 24 months, such amount to continue to be paid in accordance with the payroll practices of Employers for a period equal to 24 months (the "Payment Period") and Employee shall further be entitled during such period both to continue to receive the benefits to which he would otherwise be entitled during the Employment Period pursuant to Section 2(f) above and to reimbursement for expenses incurred by Employee to own and maintain an automobile as contemplated by Section 5 below. In the event Employee becomes re-employed during the Payment Period (whether as employee or independent contractor), the amounts payable under this Section 4(c) will continue and will not be offset or reduced by the amount of compensation received by Employee from his new employer for services performed during the Payment Period, and Employee shall continue to be entitled to receive benefits described in Section 2(f) even if such benefits are available from his new employer during the Payment Period.

         SECTION 5. Expense Reimbursement. Upon the submission of properly documented expense account reports, Employers shall reimburse Employee for all reasonable business-related travel and entertainment expenses incurred by Employee in the course of his Employment with Employers and for expenses incurred by Employee to own and maintain an automobile.

         SECTION 6. Assignability; Binding Nature. This Agreement shall be binding and inure to the benefit of the parties, and their respective successors, heirs (in the case of Employee) and assigns. No obligations of the Employers under this Agreement may be assigned or transferred by the Employers except that such obligations shall be assigned or transferred (as described below) pursuant to a merger or consolidation of Holdings in which Holdings is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Employers, provided that the assignee or transferee is the surviving entity or successor to all or substantially all of the assets of the Employers and such assignee or transferee assumes the liabilities, obligations and duties of the Employers, as contained in this Agreement, either contractually or as a matter of law. As used in this Agreement, the "Employers" and "Holdings" shall mean the Employers and Holdings as hereinbefore defined, respectively, and any successor to their business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

         SECTION 7. Confidential Information.

         (a) Non-Disclosure. During the Employment Period or at any time thereafter, irrespective of the time, manner or cause of the termination of this Agreement, Employee will not directly or indirectly reveal, divulge, disclose or communicate to any person or entity, other than authorized officers, directors and employees of the Employers, in any manner whatsoever, and Confidential Information (as hereinafter defined) of Employers or any subsidiary of Employers without the prior written consent of the Board.

         (b) Definition. As used herein, "Confidential Information" means information disclosed to or known by Employee as a direct or indirect consequence of or though the Employment about Employers or any subsidiary of Employers, or their respective businesses, products and practices which information is not generally known in the business in which Employers or any subsidiary of Employers is or may be engaged. However, Confidential Information shall not include under any circumstances any information with respect to the foregoing matters which is (i) available to the public from a source other than Employee, (ii) released in writing by Employers to the public or to persons who are not under a similar obligation of confidentiality to Employers and who are not parties to this Agreement, (iii) obtained by Employee from a third party not under a similar obligation of confidentiality to Employers, (iv) required to be disclosed by any court process or any government or agency or department of any government, or (v) the subject of a written waiver executed by either Employers for the benefit of Employee.

         (c) Return of Property. Upon termination of the Employment, Employee will surrender to Employers all Confidential Information, including without limitation, all lists, charts, schedules, reports, financial statements, books and records of the Employers or any subsidiary of the Employers, and all copies thereof, and all other property belonging to the Employers or any subsidiary of the Employers, provided Employee shall be accorded reasonable access to such Confidential Information subsequent to the Employment Period for any proper purpose as determined in the reasonable judgment of any of the Employers.

         SECTION 8. Agreement Not to Compete. While Employee is actively employed by the Employers and for period of one year thereafter, irrespective of the time, manner or cause of the termination of employment, Employee hereby agrees that neither he nor any affiliate shall, either in his own behalf or as a partner, officer, director, employee, agent or shareholder (other than as the holder of less than 5% of the outstanding capital stock of any corporation with a class of equity security registered under Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934, as amended) engage in, invest in or render services to any person or entity engaged in the businesses in which Employers or any subsidiary of Employers is then engaged and situated within any country. Nothing contained in this Section 8 shall be construed as restricting the Employee's right to sell or otherwise dispose of any business or investments owned or operated by Employee as of the date hereof. In the event of Employee's violation of the provisions of this Section 8, the right, if any, of Employee to receive any further payment pursuant to Section 4 above shall immediately terminate and the Employers shall be entitled to secure reimbursement from Employee for all payments made to Employee subsequent to the date of any such violation.

         SECTION 9. Agreement Not to Solicit Employees. Employee agrees that, while Employee is actively employed by the Employers and for a period of two (2) years thereafter, irrespective of the time, manner or cause of the termination of employment, neither he nor any affiliate shall, on behalf of any business engaged in a business competitive with Employers or any subsidiary of Employers, solicit or induce, or in any manner attempt to solicit or induce any person employed by, or any agent of, either of Employers or any subsidiary of Employers to terminate his employment or agency, as the case may be, with either of Employers or such subsidiary, provided that such limitations shall not apply if the contact with the Employee or consultant is initiated by a third party on a "blind basis" such as through a head hunter.

          SECTION 10. No Violation. Employee hereby represents and warrants to Employers that the execution, delivery and performance of this Agreement by Employee does not, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under any provision of any agreement or understanding to which the Employee or, to the best knowledge of Employee, any of Employee's affiliates are a party or by which Employee, or to the best knowledge of Employee, Employee's affiliates may be bound or affected.

         SECTION 11. Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit or amplify the provisions hereof.

         SECTION 12. Notices. All Notices required or permitted to be given hereunder shall be in writing and shall be deemed delivered, whether or not actually received, two days after deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the party to whom notice is being given at the specified address or at such other address as such party may designate by notice:

                  Employers:        Thermadyne Holdings Corporation
                                    Attn: Chief Executive Officer
                                    101 South Hanley Road, Suite 600
                                    St. Louis, MO 63105
                                    Fax: 314-746-2374

                                    and

                                    Thermadyne Holdings Corporation
                                    Attn: General Counsel
                                    101 South Hanley Road, Suite 600
                                    St. Louis, MO 63105
                                    Fax: 314-746-2327

                  Employee:         c/o Thermadyne Holdings Corporation
                                    101 South Hanley Road, Suite 600
                                    St. Louis, Missouri 63105

          SECTION 13. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provisions shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance for this Agreement. In lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as part of this

Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         SECTION 14. Amendments. This Agreement may be amended in whole or in part only by an instrument in writing setting forth the particulars of such amendment and duly executed by an officer of Employers and by Employee.

         SECTION 15. Waiver. No delay or omission by any party hereto to exercise any right or power hereunder shall impair such right or power to be construed as a waiver thereof. A waiver by any of the parties hereto of any of the covenants to be performed by any other party or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant herein contained. Except as otherwise expressly set forth herein, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to any party at law, in equity or otherwise.

         SECTION 16. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same Agreement.

         SECTION 17. Governing Law. This Agreement shall be construed and enforced according to the laws of the State of Missouri.

         SECTION 18. Payment Upon Death of Employee. In the event of the death of Employee during the term hereof, any unpaid payments due either prior to Employee's death or after Employee's death shall be payable as designated by Employee in writing to Employers. In the event of the death of all such persons so designated by Employee, either prior to the death of the Employee or during any time when payments are due as provided herein, or in the event Employee fails to so designate, or withdraws all such designations, said payments thereafter shall be made to the Employee or the Employee's estate.

         SECTION 19. Prior Employment Agreements. This Agreement supersedes any and all other employment, change-in-control, severance or similar agreements between Employee and Employers.

         SECTION 20. Withholding. All amounts payable under this Agreement shall be subject to all applicable tax or other withholding requirements.

         SECTION 21. Jointly and Severally Liable. Each of the Employers that have signed below is a party to this Agreement and is jointly and severally liable for the obligations of Employers set forth in this Agreement.

         SECTION 22. Acknowledgement. As a condition to Employers' assumption of the Prior Agreements and execution of this Agreement, Employee hereby acknowledges and agrees as follows:

         (a) Assumption of the Prior Agreements and execution of this Agreement shall in no manner be deemed to be a commitment by Employers to continue the Employment of Employee on or after the effective date of any chapter 11 plan of reorganization of any Employer, subject to the Employee's right to compensation following termination set forth in Section 4; and

         (b) Employee irrevocably waives all rights, if any, to claim that Employee's employment under the Prior Employment Agreements was terminated, constructively or otherwise, prior to the date hereof; and

         (c) Employee agrees that all claims, if any, against the Employers which arose prior to the Petition Date are hereby deemed to be satisfied and Employee irrevocably waives all rights, if any, to such claims; provided, however, this Section 22(c) shall not apply to claims for unpaid amounts of incidental benefits such as reimbursement for out-of-pocket expenses for travel and entertainment, or for health or dental benefits, vacation pay, automobile expenses and the like.

                                   * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amended and Restated Executive Employment Agreement as of the date first above written.


                                    EMPLOYEE:



                                    ------------------------------------------
                                    Karl R. Wyss


                                    EMPLOYERS:


                                    THERMADYNE HOLDINGS CORPORATION


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    THERMADYNE MFG. LLC


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    THERMADYNE INDUSTRIES, INC.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    THERMADYNE CAPITAL CORP.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    VICTOR EQUIPMENT COMPANY


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (K. WYSS)

                                    THERMADYNE INTERNATIONAL CORP.


                                    By:    /s/ JAMES H. TATE
                                        --------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    VICTOR GAS SYSTEMS, INC.


                                    By:    /s/ JAMES H. TATE
                                        --------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    TWECO PRODUCTS, INC.


                                    By:    /s/ JAMES H. TATE
                                        --------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMAL DYNAMICS CORP.


                                    By:    /s/ JAMES H. TATE
                                        --------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    STOODY COMPANY


                                    By:    /s/ JAMES H. TATE
                                        --------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMAL ARC, INC.


                                    By:    /s/ JAMES H. TATE
                                        --------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (K. WYSS)

                                    C&G SYSTEMS HOLDING, INC.


                                    By:    /s/ JAMES H. TATE
                                        --------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    C&G SYSTEMS, INC.


                                    By:    /s/ JAMES H. TATE
                                        --------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE ITALIA, SRL.


                                    By:    /s/ JAMES H. TATE
                                        --------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE AUSTRALIA PTY LTD.


                                    By:    /s/ JAMES H. TATE
                                        --------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE ASIA/PACIFIC PTE LTD.


                                    By:    /s/ JAMES H. TATE
                                        --------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE JAPAN, LTD.


                                    By:    /s/ JAMES H. TATE
                                        --------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (K. WYSS)

                                    THERMADYNE SOUTH AMERICA HOLDINGS, LTD.


                                    By:    /s/ JAMES H. TATE
                                        --------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE SOUTH AFRICA (PTY) LTD.


                                    By:    /s/ JAMES H. TATE
                                        --------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    MAXWELD & BRAZE (PTY) LTD.


                                    By:    /s/ JAMES H. TATE
                                        --------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    GENSET S.P.A.


                                    By:    /s/ JAMES H. TATE
                                        --------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    TECMO SRL


                                    By:    /s/ JAMES H. TATE
                                        --------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    OCIM SRL


                                    By:    /s/ JAMES H. TATE
                                        --------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (K. WYSS)

                                    DUXTECH PTY. LTD.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    COMWELD GROUP PTY. LTD.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE BRAZIL HOLDINGS, LTD.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE VICTOR LTDA.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE CHILE HOLDINGS, LTD.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    SOLTEC SA


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (K. WYSS)

                                    THERMADYNE DO BRASIL LTDA.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE INDUSTRIES LTD.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE CYLINDER CO.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    MECO HOLDING COMPANY


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    MODERN ENGINEERING COMPANY, INC.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE WELDING PRODUCTS CANADA, LTD.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                            James H. Tate
                                    Title: Senior Vice President & CFO



SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (K. WYSS)

                                    THERMADYNE DE MEXICO S.A. DE C.V.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    TWECO DE MEXICO S.A. DE C.V.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    ARCAIR STOODY EUROPE S.A.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    VICTOR EQUIPMENT DE MEXICO S.A. DE C.V.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    COMWELD GROUP PTY. LTD.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    PHILIPPINE WELDING EQUIPMENT, INC.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO



SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (K. WYSS)

                                    COMWELD PHILIPPINES, INC.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE ASIA SDN BHD


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    PT COMWELD INDONESIA


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    COMWELD MALAYSIA SDN


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (K. WYSS)

                                   APPENDIX A

                                  SPECIAL BONUS


         1. If, while Employee remains actively employed by the Employers, the value of the DLJMB Ownership Interest, as defined below, equals or exceeds $165 million, Employee shall be entitled to a special cash bonus equal to $7,425,000.

         2. For purposes of calculating the special bonus under this Appendix A, the following terms shall have the meaning set forth below:

                  (a) "DLJMB Entities" shall mean DLJ Merchant Banking Partners II, L.P., DLJ Offshore Partners II, C.V., DLJ Merchant Banking Partners II-A, L.P., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJMB Funding II, Inc., UK Investment Plan 1997 Partners, DLJ EAB Partners, DLJ First ESC, L.P. and DLJ ESC II, L.P.

                  (b) "Holdings Enterprise Value" as of any date means seven multiplied by the Holdings EBITDA for the most recently completed twelve-month period. To the extent the EBITDA valuation multiple implicit in the market price of the stock of comparable publicly traded companies varies from seven, the Board shall have the discretion to adjust the multiple set forth in the preceding sentence to the average implicit EBITDA valuation multiple for such comparable publicly traded companies.

                  (c) "DLJMB Ownership Interest" shall mean the product of (i) the aggregate percentage economic equity ownership of Holdings held by the BLJMB Entities (fully diluted to take into account any unexercised options or warrants), multiplied by (ii) the Holdings Enterprise Value less all long- and short-term debt of Holdings and its consolidated subsidiaries.

         3. The value of the DLJMB Ownership Interest shall be determined from time to time by the Board in its absolute discretion. For this purpose, the Board may, prior to payment of any bonus, require review by Holdings' auditors of any unaudited determinations of Holdings EBITDA, in order to ensure that no material audit adjustment is likely to affect the final calculation of Holdings EBITDA taken into account for purposes of calculating bonus payments under this Agreement.

         4. In the event that the DLJMB Entities dispose of all or part of their investment in Holdings in exchange for an amount that is less than $165 million, the Board shall have the discretion, but not the obligation, to pay Employee a partial special bonus to reflect the recovery by the DLJMB Entities of a portion of their original investment cost in Holdings. Any such payment shall be applied against and offset any payment that Holdings may subsequently become obligated to pay under Paragraph 1 of this Appendix A.


   APPENDIX A TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (K. WYSS)

                                   APPENDIX B

                                   SALE BONUS


         1. If, while Employee remains actively employed by the Employers, the DLJMB Entities, as defined in Appendix A, fully dispose of their entire investment in Holdings (including common and preferred equity, as well as any debt) (a "DLJMB Exit"), Employee shall be entitled to a sale bonus in the amount set forth below.

         2. The sale bonus shall be equal to 1% of the amount if any, by which the Holdings Enterprise Value, as defined in Appendix A, exceeds $808.1 million as of the date of the DLJMB Exit.






   APPENDIX B TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (K. WYSS)

                                   APPENDIX C

                                   SALE BONUS


1. IF, WHILE EMPLOYEE REMAINS ACTIVELY EMPLOYED BY THE EMPLOYERS AND UPON EITHER THE OCCURRENCE OF (a) THE EFFECTIVE DATE OF ANY PLAN OF REORGANIZATION CONFIRMED BY THE BANKRUPTCY COURT UNDER THE EMPLOYERS' VOLUNTARY CASES UNDER CHAPTER 11 OF THE BANKRUPTCY CODE FILED ON NOVEMBER 19, 2001 ("PLAN OF REORGANIZATION") OR (b) THE CLOSING DATE OF THE CONSUMMATION OF A SALE OR OTHER DISPOSITION BY THE EMPLOYERS OF ALL OR SUBSTANTIALLY ALL OF THE EMPLOYERS' ASSETS OR BUSINESSES AS GOING CONCERNS ("DISPOSITION"), EMPLOYEE SHALL BE ENTITLED TO A SPECIAL CASH BONUS BASED UPON THE ENTERPRISE VALUE OF HOLDINGS AS SET FORTH BELOW:

Enterprise Value                        Cash Bonus Amount
----------------                        -----------------

Less than $450,000,000                  None

$450,000,000 to $474,999,999            $250,000 plus 1% of the Enterprise
                                        Value in excess of $450,000,000

$475,000,000 to $499,999,999            $500,000 plus 2% of the Enterprise
                                        Value in excess of $475,000,000

$500,000,000 to $524,999,999            $1,000,000 plus 2% of the Enterprise
                                        Value in excess of $500,000,000

$525,000,000 or more                    $1,500,000 plus 3% of the Enterprise
                                        Value in excess of $525,000,000

2. FOR PURPOSES OF THIS APPENDIX C ONLY, THE "ENTERPRISE VALUE" OF HOLDINGS SHALL MEAN: (a) THE ENTERPRISE VALUE SET FORTH IN THE PLAN OF REORGANIZATION, PROVIDED, HOWEVER, IF NO SUCH VALUE IS SET FORTH IN THE PLAN OF REORGANIZATION THEN SUCH VALUE SHALL BE THE ENTERPRISE VALUE AS DETERMINED IN GOOD FAITH BY THE BOARD OF DIRECTORS OF HOLDINGS; OR (b) THE CASH CONSIDERATION PLUS THE FAIR MARKET VALUE, AS DETERMINED IN GOOD FAITH BY THE BOARD OF DIRECTORS OF HOLDINGS, OF THE NON-CASH CONSIDERATION RECEIVED IN THE DISPOSITION.



   APPENDIX C TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (K. WYSS)